Exhibit 99.2

Financial Supplement

Financial Information
as of March 31, 2005
(UNAUDITED)

To assist in your understanding of the Company, the following supplement of information concerning Platinum Underwriters Holdings, Ltd. is provided.

This report is for informational purposes only. It should be read in conjunction with documents filed by Platinum Underwriters Holdings, Ltd. with the SEC, including the Company’s Annual Report on Form 10-K and Quarterly Report on Form 10-Q.

Our Investors Relations Department can be reached at (441) 298-0753.

Platinum Underwriters Holdings, Ltd.
Overview
March 31, 2005

Address:

Platinum Underwriters Holdings, Ltd.
The Belvedere Building
69 Pitts Bay Road
Pembroke HM 08
Bermuda

Investor Information:

Justin Cressall
Senior Vice President and Treasurer
Tel: (441) 298-0753
Fax: (441) 296-0528

Website:

www.platinumre.com

Publicly Traded Securities:

Common Shares (NYSE: PTP)
Equity Security Units (NYSE: PTP Pr M)

Platinum Underwriters Holdings, Ltd.
Table of Contents
March 31, 2005

Section:	Page:
Balance Sheet:
a. Condensed Consolidated Balance Sheets	3
Income Statement:
a. Consolidated Statements of Income and Comprehensive Income — Summary	4
b. Consolidated Statements of Income and Comprehensive Income — by Quarter	5
Earnings and Book Value Per Share Analysis
a. Computation of Basic and Diluted Earnings Per Share — Summary	6
b. Computation of Basic and Diluted Earnings Per Share — by Quarter	7
c. Fully Converted Book Value Per Share	8
Cash Flow Statement:
a. Condensed Statements of Cash Flows — Summary	9
b. Condensed Statements of Cash Flows — by Quarter	10
Segment Data:
a. Segment Reporting — Summary	11
b. Property and Marine Segment — by Quarter	12
c. Casualty Segment — by Quarter	13
d. Finite Risk Segment — by Quarter	14
Net Premiums Written Data:
a. Net Premiums Written — Supplemental Information	15
b. Premiums by Line of Business	16
Other Company Data:
a. Company Ratios, Share Data, Ratings	17
Investments:
a. Investment Portfolio	18
b. Investment Portfolio — Net Realized Capital Gains (Losses)	19
Loss Reserves:
a. Loss Analysis	20

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Balance Sheets
March 31, 2005
(amounts in thousands, except per share amounts)

	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004
Assets
Investments and cash and cash equivalents	$2,584,928	2,456,868	2,374,310	2,154,389	$2,027,093
Receivables	638,283	580,048	638,463	549,732	643,970
Accrued investment income	27,127	23,663	26,613	20,707	22,805
Reinsurance balances (prepaid and recoverable)	15,783	4,892	5,176	10,739	17,430
Deferred acquisition costs	149,555	136,038	142,000	122,146	115,924
Funds held	222,791	198,048	85,780	81,262	71,263
Other assets	26,049	22,438	21,971	19,055	9,259

Total assets	$3,664,516	3,421,995	3,294,313	2,958,030	$2,907,744

Liabilities
Unpaid losses and loss adjustment expenses	$1,507,158	1,380,955	1,222,364	896,449	$835,734
Unearned premiums	589,795	502,423	537,251	483,773	471,359
Debt obligations	137,500	137,500	137,500	137,500	137,500
Commissions payable	172,224	181,925	220,902	207,306	228,964
Other liabilities	84,763	86,189	87,767	95,310	91,170

Total liabilities	2,491,440	2,288,992	2,205,784	1,820,338	1,764,727
Total shareholders’ equity	1,173,076	1,133,003	1,088,529	1,137,692	1,143,017

Total liabilities and shareholders’ equity	$3,664,516	3,421,995	3,294,313	2,958,030	$2,907,744

Book value per share	$27.12	26.30	25.30	26.29	$26.42

Platinum Underwriters Holdings, Ltd.
Consolidated Statements of Income and Comprehensive Income - Summary
(amounts in thousands, except per share amounts)

	Three Months Ended
	March 31, 2005	March 31, 2004
Revenues
Net premiums earned	$411,040	$321,042
Net investment income	26,905	17,484
Net realized capital gains	372	452
Other income (loss)	(356)	511

Total revenues	437,961	339,489

Expenses
Losses and loss adjustment expenses	237,698	161,969
Acquisition expenses	93,249	88,921
Other underwriting expenses	16,607	15,804
Corporate expenses	3,401	2,970
Net foreign currency exchange losses (gains)	1,798	(866)
Interest expense	2,173	2,306

Total expenses	354,926	271,104

Income before income tax expense	83,035	68,385
Income tax expense	9,947	13,571

Net income	$73,088	$54,814

Basic
Weighted average shares outstanding	43,163	43,143
Basic earnings per share	$1.69	$1.27
Diluted
Weighted average shares outstanding	50,032	50,984
Diluted earnings per share	$1.49	$1.10
Comprehensive income
Net income	$73,088	$54,814
Other comprehensive income (loss), net of tax	(34,620)	19,144

Comprehensive income	$38,468	$73,958

Platinum Underwriters Holdings, Ltd.
Consolidated Statements of Income and Comprehensive Income — by Quarter
(amounts in thousands, except per share amounts)

	Three Months Ended
	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004
Revenues
Net premiums earned	$411,040	432,936	383,090	310,867	$321,042
Net investment income	26,905	26,242	21,429	19,377	17,484
Net realized capital gains (losses)	372	520	2,262	(1,279)	452
Other income (loss)	(356)	1,074	1,021	605	511

Total revenues	437,961	460,772	407,802	329,570	339,489

Expenses
Losses and loss adjustment expenses	237,698	283,645	384,724	189,466	161,969
Acquisition expenses	93,249	94,935	81,271	62,694	88,921
Other underwriting expenses	16,607	10,053	12,234	15,045	15,804
Corporate expenses	3,401	2,844	3,166	4,217	2,970
Net foreign currency exchange losses (gains)	1,798	(399)	(628)	1,168	(866)
Interest expense	2,173	2,316	2,322	2,324	2,306

Total expenses	354,926	393,394	483,089	274,914	271,104

Income (loss) before income tax expense (benefit)	83,035	67,378	(75,287)	54,656	68,385
Income tax expense (benefit)	9,947	17,456	(5,535)	4,857	13,571

Net income (loss)	$73,088	49,922	(69,752)	49,799	$54,814

Basic
Weighted average shares outstanding	43,163	43,073	43,127	43,290	43,143
Basic earnings per share	$1.69	1.16	(1.62)	1.15	$1.27
Diluted
Weighted average shares outstanding	50,032	49,819	43,127	50,788	50,984
Diluted earnings per share	$1.49	1.03	(1.62)	1.01	$1.10
Comprehensive income (loss)
Net income (loss)	$73,088	49,922	(69,752)	49,799	$54,814
Other comprehensive income (loss), net of tax	(34,620)	(4,193)	31,007	(52,479)	19,144

Comprehensive income (loss)	$38,468	45,729	(38,745)	(2,680)	$73,958

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings Per Share — Summary
(amounts in thousands, except per share amounts)

	Three Months Ended
	March 31, 2005	March 31, 2004
Earnings:
Basic:
Net income	$73,088	$54,814

Net income available to common shareholders	73,088	54,814

Diluted:
Net income	73,088	54,814
Effect of dilutive securities:
Equity security units	1,423	1,522

Net income available to common shareholders	$74,511	$56,336

Common Shares:
Basic:
Weighted average shares outstanding	43,163	43,143

Diluted:
Weighted average shares outstanding	43,163	43,143
Effect of dilutive securities:
Share options	1,838	2,759
Equity security units	5,009	5,009
Restricted stock units	22	73

Weighted average, as adjusted	50,032	50,984

Earnings Per Share:
Basic	$1.69	$1.27

Diluted	$1.49	$1.10

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings Per Share — by Quarter
(amounts in thousands, except per share amounts)

	Three Months Ended
	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004
Earnings:
Basic:
Net income (loss)	$73,088	49,922	(69,752)	49,799	$54,814

Net income (loss) available to common shareholders	73,088	49,922	(69,752)	49,799	54,814

Diluted:
Net income (loss)	73,088	49,922	(69,752)	49,799	54,814
Effect of dilutive securities:
Equity security units	1,423	1,519	—	1,530	1,522
Net income (loss) available to common shareholders	$74,511	51,441	(69,752)	51,329	$56,336

Common Shares:
Basic:
Weighted average shares outstanding	43,163	43,073	43,127	43,290	43,143

Diluted:
Weighted average shares outstanding	43,163	43,073	43,127	43,290	43,143
Effect of dilutive securities:
Share options	1,838	1,721	—	2,416	2,759
Equity security units	5,009	5,009	—	5,009	5,009
Restricted stock units	22	16	—	73	73
Weighted average, as adjusted	50,032	49,819	43,127	50,788	50,984

Earnings Per Share:
Basic	$1.69	1.16	(1.62)	1.15	$1.27

Diluted	$1.49	1.03	(1.62)	1.01	$1.10

Platinum Underwriters Holdings, Ltd.
Fully Converted Book Value per Share
March 31, 2005

	Conversion		Conversion
	Multiple /		Amount	Shares	Book Value
	Strike Price		($000)	(000)	Per Share
Book value as of March 31, 2005			$1,173,076	43,254	$27.12

Equity Security Units:
Ratio of conversion to common shares when common share market value is greater than $27.45 per share	0.9107		137,500	5,009	0.03
Share options:
Shareholder share options:
St. Paul Travelers	27.00		—	549	(0.28)
RenaissanceRe	27.00		—	229	(0.12)
Management options(a)	23.00	(b)	92,821	4,036	(0.31)
Directors’ and officers’ share units			—	235	(0.12)

Fully converted book value as of March 31, 2005			$1,403,397	53,312	$26.32

(a)	Excludes 419,218 options with a weighted average strike price of $32.39

(b)	Weighted average strike price of options with a price below $29.70, the closing share price at March 31, 2005.

Platinum Underwriters Holdings, Ltd.
Condensed Statements of Cash Flows — Summary
($ in thousands)

	Three Months Ended
	March 31, 2005	March 31, 2004
Net cash provided by operations	$179,648	$220,715
Net cash used in investing activities	(89,838)	(128,005)
Net cash provided byfinancing activities	310	1,352

Net increase in cash and cash equivalents	$90,120	$94,062

Platinum Underwriters Holdings, Ltd.
Condensed Statements of Cash Flows — by Quarter
($ in thousands)

	Three Months Ended
	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004
Net cash provided by operations	$179,648	91,563	186,228	216,227	$220,715
Net cash used in investing activities	(89,838)	(103,703)	(123,475)	(240,295)	(128,005)
Net cash provided by (used in) financing activities	310	(310)	(12,633)	(3,228)	1,352

Net increase (decrease) in cash and cash equivalents	$90,120	(12,450)	50,120	(27,296)	$94,062

Platinum Underwriters Holdings, Ltd.
Segment Reporting
($ in thousands)

	Three Months Ended March 31, 2005				Three Months Ended March 31, 2004
	Property and				Property and
	Marine	Casualty	Finite Risk	Total	Marine	Casualty	Finite Risk	Total
Net premiums written	$185,049	215,669	93,081	$493,799	$171,294	223,965	84,847	$480,106

Net premiums earned	128,197	184,768	98,075	411,040	118,065	136,222	66,755	321,042

Losses and loss adjustment expenses	60,040	118,438	59,220	237,698	48,578	94,784	18,607	161,969
Acquisition expenses	21,989	45,202	26,058	93,249	21,752	34,836	32,333	88,921
Other underwriting expenses	7,723	7,313	1,571	16,607	8,150	5,057	2,597	15,804

Total underwriting expenses	89,752	170,953	86,849	347,554	78,480	134,677	53,537	266,694

Segment underwriting income	$38,445	13,815	11,226	63,486	$39,585	1,545	13,218	54,348

Net investment income				26,905				17,484
Net realized capital gains				372				452
Net foreign currency exchange gains (losses)				(1,798)				866
Other income (loss)				(356)				511
Corporate expenses				(3,401)				(2,970)
Interest expense				(2,173)				(2,306)

Income before income tax expense				$83,035				$68,385

GAAP underwriting ratios:
Loss and loss adjustment expense	46.8%	64.1%	60.4%	57.8%	41.1%	69.6%	27.9%	50.5%
Acquisition expense	17.2%	24.5%	26.6%	22.7%	18.4%	25.6%	48.4%	27.7%
Other underwriting expense	6.0%	4.0%	1.6%	4.0%	6.9%	3.7%	3.9%	4.9%

Combined	70.0%	92.6%	88.6%	84.5%	66.4%	98.9%	80.2%	83.1%

Statutory underwriting ratios:
Loss and loss adjustment expense	46.8%	64.1%	60.4%	57.8%	41.1%	69.6%	27.9%	50.5%
Acquisition expense	16.1%	23.6%	28.0%	21.6%	17.4%	25.6%	45.3%	26.1%
Other underwriting expense	4.2%	3.4%	1.7%	3.4%	4.8%	2.3%	3.1%	3.3%

Combined	67.1%	91.1%	90.1%	82.8%	63.3%	97.5%	76.3%	79.9%

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.

The Statutory Underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1)	Losses & loss adjustment expenses are divided by net premiums earned;
(2)	Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3)	Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Property and Marine Segment — by Quarter
($ in thousands)

	Three Months Ended
	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004
Net premiums written	$185,049	110,675	120,629	101,841	$171,294

Net premiums earned	128,197	131,712	135,430	99,928	118,065

Losses and loss adjustment expenses	60,040	64,510	195,495	40,974	48,578
Acquisition expenses	21,989	18,869	20,834	14,905	21,752
Other underwriting expenses	7,723	6,547	5,956	7,174	8,150

Total underwriting expenses	89,752	89,926	222,285	63,053	78,480

Segment underwriting income (loss)	$38,445	41,786	(86,855)	36,875	$39,585

GAAP underwriting ratios:
Loss and loss adjustment expense	46.8%	49.0%	144.4%	41.0%	41.1%
Acquisition expense	17.2%	14.3%	15.4%	14.9%	18.4%
Other underwriting expense	6.0%	5.0%	4.4%	7.2%	6.9%

Combined	70.0%	68.3%	164.2%	63.1%	66.4%

Statutory underwriting ratios:
Loss and loss adjustment expense	46.8%	49.0%	144.4%	41.0%	41.1%
Acquisition expense	16.1%	15.9%	15.0%	16.2%	17.4%
Other underwriting expense	4.2%	5.9%	4.9%	7.0%	4.8%

Combined	67.1%	70.8%	164.3%	64.2%	63.3%

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.

The Statutory Underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1)	Losses & loss adjustment expenses are divided by net premiums earned;
(2)	Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3)	Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Casualty Segment — by Quarter
($ in thousands)

	Three Months Ended
	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004
Net premiums written	$215,669	168,706	171,967	112,761	$223,965

Net premiums earned	184,768	186,929	156,512	132,230	136,222

Losses and loss adjustment expenses	118,438	124,621	105,559	93,391	94,784
Acquisition expenses	45,202	45,884	38,935	31,994	34,836
Other underwriting expenses	7,313	3,107	5,617	5,305	5,057

Total underwriting expenses	170,953	173,612	150,111	130,690	134,677

Segment underwriting income	$13,815	13,317	6,401	1,540	$1,545

GAAP underwriting ratios:
Loss and loss adjustment expense	64.1%	66.7%	67.4%	70.6%	69.6%
Acquisition expense	24.5%	24.5%	24.9%	24.2%	25.6%
Other underwriting expense	4.0%	1.7%	3.6%	4.0%	3.7%

Combined	92.6%	92.9%	95.9%	98.8%	98.9%

Statutory underwriting ratios:
Loss and loss adjustment expense	64.1%	66.7%	67.4%	70.6%	69.6%
Acquisition expense	23.6%	23.7%	24.7%	23.0%	25.6%
Other underwriting expense	3.4%	1.8%	3.3%	4.7%	2.3%

Combined	91.1%	92.2%	95.4%	98.3%	97.5%

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.

The Statutory Underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1)	Losses & loss adjustment expenses are divided by net premiums earned;
(2)	Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3)	Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Finite Risk Segment — by Quarter
($ in thousands)

	Three Months Ended
	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004
Net premiums written	$93,081	115,504	147,899	115,925	$84,847
Net premiums earned	98,075	114,295	91,148	78,709	66,755

Losses and loss adjustment expenses	59,220	94,514	83,670	55,101	18,607
Acquisition expenses	26,058	30,182	21,502	15,795	32,333
Other underwriting expenses	1,571	399	661	2,567	2,597

Total underwriting expenses	86,849	125,095	105,833	73,463	53,537

Segment underwriting income (loss)	$11,226	(10,800)	(14,685)	5,246	$13,218

GAAP underwriting ratios:
Loss and loss adjustment expense	60.4%	82.7%	91.8%	70.0%	27.9%
Acquisition expense	26.6%	26.4%	23.6%	20.1%	48.4%
Other underwriting expense	1.6%	0.3%	0.7%	3.3%	3.9%

Combined	88.6%	109.4%	116.1%	93.4%	80.2%

Statutory underwriting ratios:
Loss and loss adjustment expense	60.4%	82.7%	91.8%	70.0%	27.9%
Acquisition expense	28.0%	27.0%	27.3%	23.1%	45.3%
Other underwriting expense	1.7%	0.3%	0.4%	2.2%	3.1%

Combined	90.1%	110.0%	119.5%	95.3%	76.3%

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.

The Statutory Underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1)	Losses & loss adjustment expenses are divided by net premiums earned;
(2)	Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3)	Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Net Premiums Written — Supplemental Information
($ in thousands)

	Three Months Ended
	March 31, 2005	March 31, 2004
Property and Marine:
Excess-of-loss	$133,655	$128,138
Proportional	51,394	43,156

Subtotal Property and Marine	185,049	171,294

Casualty:
Excess-of-loss	168,547	171,750
Proportional	47,122	52,215

Subtotal Casualty	215,669	223,965

Finite Risk:
Excess-of-loss	7,291	32,672
Proportional	85,790	52,175

Subtotal Finite Risk	93,081	84,847

Total:
Excess-of-loss	309,493	332,560
Proportional	184,306	147,546

Total	$493,799	$480,106

	Three Months Ended
	March 31, 2005	March 31, 2004
Property and Marine:
United States	$97,111	$74,823
International	87,938	96,471

Subtotal Property and Marine	185,049	171,294

Casualty:
United States	166,396	183,920
International	49,273	40,045

Subtotal Casualty	215,669	223,965

Finite Risk:
United States	90,955	78,969
International	2,126	5,878

Subtotal Finite Risk	93,081	84,847

Total:
United States	354,462	337,712
International	139,337	142,394

Total	$493,799	$480,106

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business
($ in thousands)

	Three Months Ended March 31, 2005			Three Months Ended March 31, 2004
	Gross	Net	Net	Gross	Net	Net
	Premiums	Premiums	Premiums	Premiums	Premiums	Premiums
	Written	Written	Earned	Written	Written	Earned
Property and Marine:
North American Property Proportional	$19,245	19,245	$17,210	$15,584	15,584	$14,321
North American Property Catastrophe	18,684	18,814	18,009	14,773	12,912	13,416
North American Property Risk	24,505	22,869	21,649	23,431	23,431	22,139
Other Property	36,183	36,183	31,933	22,896	22,896	19,996
Marine / Aviation Proportional	2,231	2,231	2,267	2,316	2,316	1,695
Marine / Aviation Excess	15,742	13,830	8,753	24,258	22,807	15,484
International Property Proportional	9,906	9,906	5,700	8,204	8,204	5,336
International Property Catastrophe	48,296	46,876	15,631	58,493	51,536	20,328
International Property Risk	15,095	15,095	7,045	11,608	11,608	5,350

Subtotal	189,887	185,049	128,197	181,563	171,294	118,065

Casualty:
Clash	11,130	11,130	7,199	6,831	6,831	7,426
1st $ GL	8,127	8,127	8,608	7,863	7,863	6,551
1st $ Other	638	638	650	590	590	424
Casualty Excess	113,540	113,540	118,248	116,408	116,408	82,764
Accident & Health	28,391	28,391	24,904	47,827	47,827	22,670
International Casualty	19,835	19,835	8,871	9,474	9,474	4,981
International Motor	2,068	2,068	4,869	15,821	14,902	5,976
Financial Lines	31,940	31,940	11,419	20,070	20,070	5,430

Subtotal	215,669	215,669	184,768	224,884	223,965	136,222

Finite Risk:
Finite Property	18,738	4,760	7,498	15,923	15,923	21,494
Finite Casualty	88,407	88,407	84,209	53,867	53,867	15,452
Finite Accident & Health	(86)	(86)	6,368	15,057	15,057	29,809

Subtotal	107,059	93,081	98,075	84,847	84,847	66,755

Total	$512,615	493,799	$411,040	$491,294	480,106	$321,042

Platinum Underwriters Holdings, Ltd.
Company Ratios, Share Data, Ratings

	As of and for the Three Months Ended
	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004
GAAP Basis Ratios %:
Combined (%)	84.5%	89.7%	124.8%	85.9%	83.1%
Debt to Total Capital (%)	10.5%	10.8%	11.2%	10.8%	10.7%
Net Premiums Written (Annualized) to Shareholders’ Equity	1.68	1.39	1.62	1.16	1.68

Share Data:
Book Value Per Share	$27.12	$26.30	$25.30	$26.29	$26.42
Common Shares Outstanding (000’s)	43,254	43,087	43,018	43,279	43,268
Market Price Per Share:*
High	$31.92	$31.10	$30.90	$33.50	$34.02
Low	29.18	27.30	27.70	30.20	29.86
Close	$29.70	$31.10	$29.28	$30.43	$32.05

Industry Ratings:
A.M. Best (Financial Strength Rating)	A	A	A	A	A

Supplemental Data:
Total Employees	159	159	164	158	156

*	Based on closing prices during the periods

Platinum Underwriters Holdings, Ltd.
Investment Portfolio
($ in thousands)

		Weighted		Weighted
		Average		Average
	March 31, 2005	Book Yield	December 31, 2004	Book Yield
Fixed Maturities:
US Government and US Government agencies	$6,476	3.0%	$4,203	2.3%
Tax exempt municipal bonds	210,586	3.0%	215,251	3.0%
Corporate bonds	1,217,598	4.3%	1,158,797	4.2%
Mortgage and asset-backed securities	514,821	4.8%	511,069	4.9%
Foreign governments and foreign corporate bonds	319,801	4.7%	347,206	4.7%

Total Bonds	2,269,282	4.3%	2,236,526	4.3%
Redeemable Preferred Stock	8,860	5.9%	3,676	5.8%

Total Fixed Maturities	$2,278,142	4.3%	$2,240,202	4.3%

	March 31, 2005		December 31, 2004
	Amount	% of Total	Amount	% of Total
Credit Quality of Investment Grades:*
Aaa	$763,186	33.5%	$764,002	34.1%
Aa	502,489	22.1%	447,071	20.0%
A	886,470	38.9%	909,403	40.6%
Baa		—		—
Baa	125,997	5.5%	119,726	5.3%

Total	$2,278,142	100.0%	$2,240,202	100.0%

Credit Quality:
Weighted average credit quality	Aa3		Aa3

*	Rated using external rating agencies (Moody’s).
(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality, Baa — Investment Grade)

Platinum Underwriters Holdings, Ltd.
Investment Portfolio — Net Realized Capital Gains (Losses)
($ in thousands)

	Three Months Ended
	March 31, 2005	March 31, 2004
Net realized capital gains (losses):
United States	$153	$76
United Kingdom	(38)	(3)
Bermuda	257	379

Total	$372	$452

Platinum Underwriters Holdings, Ltd.
Loss Analysis
($ in thousands)

	Analysis of Losses and Loss Expenses Incurred
	Three Months Ended March 31, 2005				Twelve Months Ended December 31, 2004
				Paid to				Paid to
	Gross	Ceded	Net	Incurred %	Gross	Ceded	Net	Incurred %
Paid	$117,922	18	$117,904	49.6%	$381,402	643	$380,759	37.3%
Change in unpaid losses and loss expenses	125,972	6,178	119,794		635,756	(3,289)	639,045

Losses and loss expenses incurred	$243,894	6,196	$237,698		$1,017,158	(2,646)	$1,019,804

	Analysis of Unpaid Losses and Loss Adjustment Expenses
	Three Months Ended March 31, 2005				Twelve Months Ended December 31, 2004
	Gross*	Ceded	Net*	%	Gross	Ceded	Net	%
Outstanding losses and loss expenses	$248,975	419	$248,556	16.6%	$229,454	449	$229,005	16.6%
Incurred but not reported	1,258,183	7,487	1,250,696	83.4%	1,151,501	1,279	1,150,222	83.4%

Unpaid losses and loss expenses	$1,507,158	7,906	$1,499,252	100.0%	$1,380,955	1,728	$1,379,227	100.0%

*	Includes effects of foreign currency exchange rate movements of $231